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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 14, 2005

                             AMERICAN SOFTWARE, INC.
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             (Exact name of registrant as specified in its charter)

            Georgia                     0-12456                58-1098795
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  (State or other jurisdiction      (Commission File          (IRS Employer
       of incorporation)                Number)            Identification No.)

            470 East Paces Ferry Road, N.E.
                   Atlanta, Georgia                               30305
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      (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (404) 261-4381

   Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On July 14, 2005 American Software, Inc. (the "Company") received a notice from the staff of The Nasdaq Stock Market stating that the Company is not in compliance with Nasdaq's requirements for the continued listing of the Company's securities on The Nasdaq Stock Market. This notice was sent automatically due to the Company's failure to timely file its Annual Report on Form 10-K for the fiscal year ended April 30, 2005, as required under Nasdaq rules. As previously reported by the Company in a press release dated July 12, 2005, the Company's Form 10-K was due to be filed on July 14, 2005, but could not be filed within the prescribed time period for reasons outlined in the press release. The Nasdaq notice also stated that an "E" will be appended to the end of the Company's common stock trading symbol, changing the symbol to "AMSAE" until the noncompliance is corrected. The notice from Nasdaq does not by itself result in delisting of the Company's securities if the Company, within seven calendar days from the date of such notice, requests a hearing.

The Company intends to make a timely request for a hearing with the Nasdaq Listing Qualifications Panel on this matter. The request for a hearing will stay the delisting pending the hearing and a decision by the Panel. At the hearing, the Company intends to outline the timeframe within which it intends to become current in its SEC filing obligations. While the Company expects the hearing to be successful, there can be no assurance that the Panel will accept the Company's plan to re-establish compliance and grant the Company's request for continued listing or that, even if such plan is accepted, the Company will be able to implement the plan within the prescribed timeframe. The Company may appeal any adverse decision of the Panel to the Nasdaq Listing and Hearing Review Council. Any such appeal by the Company would not stay the ruling of the Listing Qualifications Panel.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

The following Exhibit is filed as part of this Report:

Exhibit No.    Description
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99.1           Press Release of American Software, Inc. dated July 18, 2005.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  AMERICAN SOFTWARE, INC.
                                                  (Registrant)

Date:  July 18, 2005                              By:  /s/ VINCENT C. KLINGES
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                                                       Vincent C. Klinges
                                                       Chief Financial Officer

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